UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 2, 2006
THE TALBOTS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 PRESS RELEASE DATED FEBRUARY 2, 2006

INFORMATION TO BE INCLUDED IN THE REPORT
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     Attached and being furnished as Exhibit 99.1 is a copy of a press release of The Talbots, Inc. (“Talbots”) dated February 2, 2006, reporting Talbots sales results for the four, thirteen and fifty-two weeks ended January 28, 2006, to be read in a pre-recorded January 2006 sales call to be available at approximately 9 a.m. on February 2, 2006. The related message points will be available under “Financial Highlights” in the “Investor Relations” section of Talbots website, www.talbots.com.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press Release of The Talbots, Inc., dated February 2, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: February 2, 2006	By:	/s/ Carol Stone

	Name: Title:	Carol Stone Vice President, Corporate Controller